Cash and Cash Equivalents and Short-term and Long-term Investments	9 Months Ended
Dec. 31, 2016
Cash And Cash Equivalents [Abstract]
Cash and Cash Equivalents and Short-term and Long-term Investments

7. Cash and Cash Equivalents and Short-term and Long-term Investments

The Company considers all highly liquid instruments purchased with an original maturity date of 90 days or less from the date of purchase to be cash equivalents.

Cash and cash equivalents consist of cash on deposit with banks, amounts held in interest-bearing money market funds and short-term investments with maturities of 90 days or less from the date of purchase. Cash equivalents are carried at cost, which approximates their fair market value.

The Company determines the appropriate classification of investments at the time of purchase and reevaluates such designation at each balance sheet date. The Company has classified all of its short-term and long-term investments as of December 31, 2016 as “available-for-sale” pursuant to ASC 320, Investments – Debt and Equity Securities. The Company records available-for-sale securities at fair value, with the unrealized gains and losses included in accumulated other comprehensive loss in shareholders’ equity. There were no realized gains or losses on investments for the three and nine months ended December 31, 2016 and 2015.

Investments not classified as cash equivalents are presented as either short-term or long-term investments based on both their stated maturities as well as the time period the Company intends to hold such securities.

The Company reviews investments for other-than-temporary impairment whenever the fair value of an investment is less than the amortized cost and evidence indicates that an investment’s carrying amount is not recoverable within a reasonable period of time. Other-than-temporary impairments of investments are recognized in the consolidated statements of operations if the Company has experienced a credit loss, has the intent to sell the investment, or if it is more likely than not that the Company will be required to sell the investment before recovery of the amortized cost basis. Evidence considered in this assessment includes reasons for the impairment, compliance with the Company’s investment policy, the severity and the duration of the impairment and changes in value subsequent to the end of the period.

The following is a summary of cash, cash equivalents and investments as of December 31, 2016 and March 31, 2016:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands)
December 31, 2016:
Cash and cash equivalents due in 90 days or less	$47,862	$—	$—	$47,862
Investments:
U.S. treasury securities due in one year or less	6,993	2	—	6,995
Non-U.S. government securities due in one year or less	14,518	—	(19)	14,499
Corporate securities due in one year or less	32,987	—	(58)	32,929
Corporate securities due in more than one year	3,001	—	(6)	2,995
Total investments	57,499	2	(83)	57,418
Total cash, cash equivalents and investments	$105,361	$2	$(83)	$105,280

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands)
March 31, 2016:
Cash and cash equivalents due in 90 days or less	$106,140	$—	$—	$106,140

The Company adjusts the cost of investments for amortization of premiums and accretion of discounts to maturity. The Company includes such amortization and accretion in interest income. The cost of investments sold is based on the specific identification method. The Company includes in interest income interest and dividends on securities classified as available-for-sale.

The aggregate fair value of investments held by the Company in an unrealized loss position for less than twelve months as of December 31, 2016 was $50.4 million.